Royce Capital Fund

Supplement to the Investment and Service Class Shares Prospectus, Dated May 1, 2019

The following paragraphs supplement the information appearing under the heading “Management of the Funds.”

Royce is currently an indirect subsidiary of Legg Mason, Inc. (“Legg Mason”). On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason in an all-cash transaction. As part of this transaction, Royce would become an indirect subsidiary of Franklin Resources.

The transaction is subject to approval by Legg Mason’s shareholders and the satisfaction of certain customary closing conditions, including the receipt of all applicable regulatory approvals. Subject to the satisfaction of such conditions and the receipt of such approvals, the transaction is expected to be consummated later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of each Fund’s investment advisory agreement with Royce. Therefore, the Board of Trustees of Royce Capital Fund (the “Board”) will be asked to approve a new investment advisory agreement with Royce for each Fund. If approved by the Board, the new investment advisory agreement for each Fund will be presented to its shareholders for approval.

February 19, 2020

RCF-LM-21920